SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

February 20, 2013

Date of Report (Date of earliest event reported)

CACI International Inc

(Exact name of registrant as specified in its Charter)

Delaware	001-31400	54-1345899
(State of other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

1100 N. Glebe Road

Arlington, Virginia 22201

(Address of principal executive offices)(ZIP code)

(703) 841-7800

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions.

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240a.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240a.13e-4(c))

ITEM 5.02(e)	DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS.

Explanatory Note

On February 21, 2013, CACI International Inc (the “Company”) filed a Current Report on Form 8-K (the “Original Filing”) with the Securities and Exchange Commission (the “SEC”) disclosing that the Company had appointed Kenneth Asbury to the position of President and Chief Executive Officer of the Company and setting forth the terms of Mr. Asbury’s compensation. The sole purpose of this Current Report on Form 8-K/A is to clarify that the 300,000 restricted stock units granted to Mr. Asbury that vest in three equal annual increments beginning on the third anniversary of his employment are not performance-based but solely vest over time. Except as described above, no other changes have been made to the Original Filing and this Form 8-K/A does not modify or update any other information in the Original Filing.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: February 26, 2013	CACI International Inc
Registrant

	By:	/s/ Arnold D. Morse

Arnold D. Morse
Senior Vice President,
Chief Legal Officer and Secretary